SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 19, 2001

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                     1-9466                   13-3216325
           (Commission File Number) (IRS Employer Identification No.)


                            3 World Financial Center
                            New York, New York 10285
                        (Address of principal (Zip Code)
                          executive offices)

                  Registrant's telephone number, including area code:
                                 (212) 526-7000

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Item 5.  Other Events


Second Quarter Earnings

         On June 19, 2001, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its earnings for the second quarter of fiscal year 2001, ended May 31, 2001 (the "Earnings Release").

         A copy of the Earnings Release follows as Exhibits 99.1 through 99.5 hereto.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

The following Exhibits are filed as part of this Report.

     Exhibit 99.1      Press Release Relating to Second Quarter 2001 Earnings

     Exhibit 99.2      Consolidated Statement of Income
                       (Three Months Ended May 31, 2001)
                       (Preliminary and Unaudited)

     Exhibit 99.3      Consolidated Statement of Income
                       (Six Months Ended May 31, 2001)
                       (Preliminary and Unaudited)

     Exhibit 99.4      Segment Net Revenue Information
                       (Three and Six Months Ended May 31, 2001)
                       (Preliminary and Unaudited)

     Exhibit 99.5      Selected Statistical Information
                       (Preliminary and Unaudited)

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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LEHMAN BROTHERS HOLDINGS INC.
                                                 (Registrant)


Date:  June 19, 2001                     By: /s/ David Goldfarb
                                            -----------------------------------
                                                 David Goldfarb
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)







                                       3
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                                  EXHIBIT INDEX



Exhibit No.             Exhibit

     99.1               Press Release Relating to Second Quarter 2001 Earnings

     99.2               Consolidated Statement of Income
                        (Three Months Ended May 31, 2001)
                        (Preliminary and Unaudited)

     99.3               Consolidated Statement of Income
                        (Six Months Ended May 31, 2001)
                        (Preliminary and Unaudited)

     99.4               Segment Net Revenue Information
                        (Three and Six Months Ended May 31, 2001)
                        (Preliminary and Unaudited)

     99.5               Selected Statistical Information
                        (Preliminary and Unaudited)

                                        4
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